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                                                                   EXHIBIT 10.35

                                  REVOLVER NOTE


$12,500,000                                                     December 4, 2003


         FOR VALUE RECEIVED, the undersigned, PROXYMED, INC., a Florida corporation, KEY COMMUNICATIONS SERVICE, INC., an Indiana corporation, and MEDUNITE, INC., a Delaware corporation (each of the foregoing herein a "Borrower" and collectively, the "BORROWERS"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of WACHOVIA BANK, NATIONAL ASSOCIATION a national banking association ("LENDER") or its assigns, at its offices at 191 Peachtree Street, N.E., 30th Floor, Atlanta, Georgia 30303, or at such other place as the holder of this Revolver Note (this "REVOLVER NOTE") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) or, if less, the aggregate unpaid principal amount of all advances made pursuant to SECTION 2.1 of the "Loan Agreement" (as hereinafter defined). All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Loan Agreement.

         This Revolver Note is issued pursuant to that certain Loan and Security Agreement of even date herewith, among Borrowers and Lender (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), and is entitled to the benefit and security of the Loan Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the loans evidenced hereby were and are to be made.

         Each Borrower jointly and severally promises to pay the principal amount of the indebtedness evidenced hereby in the amount and on the dates specified in the Loan Agreement. Each Borrower jointly and severally promises to pay interest on the unpaid principal amount of this Revolver Note outstanding from the date hereof until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         If any payment on this Revolver Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of an Event of Default, this Revolver Note may, as provided in the Loan Agreement, and without any demand, notice (other than that required under the Loan Agreement) or legal process of any kind, be declared, and immediately shall become, due and payable.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each of the Borrowers.



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         No delay or failure on the part of Lender in the exercise of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Time is of the essence of this Revolver Note. In case this Revolver
Note is collected by law or through an attorney at law, or under advice therefrom, each Borrower, jointly and severally, agrees to pay or reimburse on demand all reasonable costs and expenses paid or incurred by or on behalf of Lender in connection with such collection, including, without limitation, reasonable fees and disbursements of counsel and the reasonably allocated costs and expenses of internal legal services.

THIS REVOLVER NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT ATLANTA, GEORGIA, AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.


                                 **************

                            [SIGNATURE PAGE FOLLOWS]





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         IN WITNESS WHEREOF, this Revolver Note has been executed by an authorized representative of each Borrower as of the date first written above.

                                   BORROWERS:

                                   PROXYMED, INC.



                                   By: /s/ Nancy J. Ham
                                       -----------------------------------------
                                   Name:   Nancy J. Ham
                                   Title:  President and Chief Operating Officer




                                   KEY COMMUNICATIONS SERVICES, INC.



                                   By: /s/ NANCY J. HAM
                                       -----------------------------------------
                                   Name:   Nancy J. Ham
                                   Title: Chief Executive Officer



                                   MEDUNITE, INC.



                                   By: /s/ Nancy J. Ham
                                       -----------------------------------------
                                   Name:   Nancy J. Ham
                                   Title:  President





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